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                              TERM LOAN SUPPLEMENT
                                       TO
                                CREDIT AGREEMENT


     This Agreement is made this 14 day of March, 1995, by Technical Publishing Solutions, Inc., a Minnesota corporation (herein called "Borrower"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein referred to as the "Lender").



                                    RECITALS

     Borrower has executed and delivered to Lender a credit and security agreement dated March __, 1995 (herein called the "Credit Agreement") pursuant to which Lender, at its sole discretion, has made or may make certain loans to Borrower, repayable on demand. These loans and all other debts, liabilities and obligations of Borrower to Lender are secured pursuant to the Credit Agreement and other security documents (all herein called the "Security Documents") referred to in the Credit Agreement.

     Borrower has requested that Lender, at its sole discretion, make one or more loans (herein collectively called the "Term Loan") under the Credit Agreement, repayable in installments, rather than on demand. This Agreement supplements the Credit Agreement to set forth the terms on which any such Term Loan shall be repaid.

     ACCORDINGLY, to induce Lender to make one or more advances on the Term Loan under this Supplement, and in consideration of the mutual agreements herein contained, Borrower and Lender hereby agree that:

     1. THE TERM LOAN. Lender shall not be obligated to make, renew or readvance any advance on the Term Loan to Borrower under this Supplement, and Lender may at any time, at its sole and absolute discretion, decline to make any advance requested by Borrower. If Borrower desires to borrow under this Supplement, Borrower will submit borrowing requests in the manner set forth in the Credit Agreement and will notify Lender that the advance is requested on the Term Loan under this Supplement. The Term Loan shall bear interest at the rate specified in the Credit Agreement, shall be secured by the Credit Agreement, Security Documents and all other collateral security (without apportionment, exclusion or segregation) as provided in the Credit Agreement.

      - Each month, on the first day of the month, Borrower shall pay all interest accrued on the Term Loan in the preceding month.

      - Each month, on the 15th day of the month, Borrower shall pay $8,333.00 on account of the Term Loan.

      - On March __, 1998, the entire unpaid principal balance of the Term Loan, and all unpaid interest accrued thereon, shall in any event be due and payable.


     2. MAXIMUM AMOUNT OF THE TERM LOAN. Borrower shall not request advances on the Term Loan in an amount which, when added to the principal balance then outstanding on the Term Loan, would cause the Term Loan to exceed $300,000 reduced by $8,333.00 effective May 1, 1995 and reduced by the same amount on the same day in each month thereafter.

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     3.  PREPAYMENT OF THE TERM LOAN.  Borrower shall prepay the Term Loan whenever required to assure that the maximum amount of the Term Loan does not exceed the amount prescribed in paragraph 2. In the event Borrower shall sell, collect insurance proceeds on, or otherwise dispose of or realize on any collateral security, other than inventory and trade accounts receivable, granted to Lender, Borrower shall immediately prepay the Term Loan by the full amount of the proceeds so realized (it being understood and agreed that no such collateral security may be sold or otherwise disposed of or realized on except with the written consent of Lender and that Borrower shall pay over and account for all proceeds of inventory and trade accounts receivable as provided in the Credit Agreement). No prepayment under this paragraph 3 shall reduce any monthly installment due on the Term Loan pursuant to paragraph 1.


     4. ACCELERATION OF THE TERM LOAN. Upon or at any time after the occurrence of any one or more of the Events of Default hereinafter set forth, Lender shall have the right at its option to declare the entire principal balance of the Term Loan owed to it, and all unpaid interest accrued thereon, to be immediately due and payable; and upon such declaration such principal balance and unpaid interest shall be immediately due and payable, without notice or demand. Each of the following occurrences shall constitute such an Event of Default:

      (a) Borrower shall fail duly and punctually to make any payment to be made by Borrower to Lender under the Credit Agreement or this or any other Supplement to the Credit Agreement or the Security Documents or any other security agreement, instrument, indenture, agreement or obligation binding on Borrower and enforceable by Lender; or shall fail duly and punctually to perform or observe any covenant, agreement or obligation binding upon Borrower under the Credit Agreement or any such Supplement or the Security Documents or any such other security agreement, instrument, indenture, agreement or obligation.

      (b)  Any representation or warranty contained in the Credit
           Agreement or this or any other Supplement to the Credit Agreement or the Security Documents or any other security agreement or mortgage given to Lender by Borrower or any other person as security for indebtedness of Borrower shall prove to have been materially false or misleading when made or as of this date or (except to the extent of changes caused by transactions permitted or consented to in writing under the Credit Agreement) as of any date on which a loan is made to Borrower by Lender; or any other representation or warranty made by or on behalf of Borrower to Lender (whether made in any financial statement, report, certificate or writing furnished to Lender by or on behalf of Borrower, or otherwise in any manner) shall prove to have been false or materially misleading as of the time as of which such representation or warranty was made.

      (c) Borrower shall fail to pay when due any substantial liability or liabilities other than its indebtedness under the Credit Agreement; or the maturity of any such liability or liabilities shall be accelerated; or any breach, default or event of default shall occur under any indenture, loan agreement, note or agreement pertaining to any such liability, entitling a creditor or representative of creditors of Borrower, acting with or without the consent or concurrence of other creditors and with or without notice or a period of grace, to accelerate the maturity of or demand payment of any such liability, unless such breach,

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           default or event of default is waived in writing by the creditor so
           entitled.   "Substantial", for these purposes, means in excess of
           $25,000.

      (d) Any breach, default or event of default shall occur under the Credit Agreement or this or any other Supplement thereto or any of the Security Documents or any other security agreement or mortgage or other agreement, conveyance or instrument now in effect or hereafter made for the benefit of Lender by Borrower or by any other person in connection with or as security for indebtedness arising under the Credit Agreement.

      (e) Any guaranty of any indebtedness of Borrower to Lender shall be repudiated or purported to be revoked; or any grant of collateral by a third person as security for Borrower's indebtedness to Lender shall be repudiated or purported to be revoked.

      (f) Borrower or any corporation or person controlling, controlled by, or under common control with, or otherwise affiliated with, Borrower (i) shall suspend or go out of business; or (ii) shall be or become insolvent; or (iii) shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or any other bankruptcy or insolvency law; or (iv) shall procure, permit or suffer, voluntarily or involuntarily, the imposition of any security interest or lien not permitted in the Credit Agreement or the appointment of a receiver for any or all of its property or the sequestration of any or all of its property; or (v) shall make an assignment for the benefit of creditors; or (vi) shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding for liquidation, dissolution, arrangement, composition or reorganization or under any insolvency law or other statute or law providing for a modification or adjustment of the rights of creditors.

Lender's right to accelerate the Term Loan shall continue after the occurrence of any such Event of Default notwithstanding any indulgence or failure to act and despite any cure or attempted cure of the Event of Default, until the Event of Default is waived by Lender in writing.

The Term Loan shall be immediately and automatically due and payable, without notice or demand, if any case under the United States Bankruptcy Code is filed by or against the Borrower.



                           (Left Blank Intentionally)


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     5.  MISCELLANEOUS PROVISIONS.  This Supplement is part of the Credit
Agreement and, as supplemented and modified hereby, the Credit Agreement remains in full force and effect. No waiver or modifications of any of the provisions hereof shall be binding on Lender unless agreed to in a writing signed by Lender.

This Supplement has been duly executed and delivered as of the date hereof.

                                BORROWER:  Technical Publishing Solutions, Inc.

                                          By /s/ Robert F. Olson
                                             -----------------------
                                             Chief Executive Office

                                          By /s/ John Huddock
                                             -----------------------
                                             Secretary


                                LENDER:   Diversified Business Credit, Inc.

                                          By /s/ Illegible Signature
                                             -----------------------
                                             Vice President





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